(m) Calculations of Illustrations for VUL 5 / VUL 5 — ES
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $12,599.19
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$10,166.47
+ Annual Premium*		$3,500.00
- Premium Expense Charge**		$140.00
- Monthly Deduction***		$768.66
- Mortality & Expense Charge****		$0.00
+ Hypothetical Rate of Return*****	-$	158.62

=		$12,599	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $44.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$12.54
2	$12.54
3	$12.55
4	$12.55
5	$12.55
6	$12.55
7	$12.56
8	$12.56
9	$12.56
10	$12.56
11	$12.57
12	$12.57
Total	$150.66

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	(13.65)
2	(13.57)
3	(13.49)
4	(13.41)
5	(13.34)
6	(13.26)
7	(13.18)
8	(13.10)
9	(13.02)
10	(12.94)
11	(12.87)
12	(12.79)
Total	$(158.62)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,599.19
– Year 5 Surrender Charge	$7,976.00

=	$4,623	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $15,198.61
= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$11,895.49
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$767.84
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$710.96

=	$15,199	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $44.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$12.48
2	$12.48
3	$12.48
4	$12.48
5	$12.49
6	$12.49
7	$12.49
8	$12.49
9	$12.49
10	$12.49
11	$12.49
12	$12.49
Total	$149.84

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	59.35
2	59.33
3	59.31
4	59.29

Month	Interest
5	59.27
6	59.26
7	59.24
8	59.22
9	59.20
10	59.18
11	59.16
12	59.14
Total	$710.96
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$15,198.61
– Year 5 Surrender Charge	$7,976.00

=	$7,223	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $18,253.24
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,847.54
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$766.87
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$1,812.57

=	$18,253	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $44.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$12.42
2	$12.42
3	$12.42
4	$12.41
5	$12.41
6	$12.41
7	$12.40
8	$12.40
9	$12.40
10	$12.40
11	$12.39
12	$12.39
Total	$148.87

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	147.01
2	147.73
3	148.44
4	149.17
5	149.90
6	150.64
7	151.38
8	152.13
9	152.89
10	153.65
11	154.42
12	155.20
Total	$1,812.57

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$18,253.24
– Year 5 Surrender Charge	$7,976.00

=	$10,277	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $1,500,000 or 222% x $75,425.42
= $1,500,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$60,967.80
+ Annual Premium*		$20,000.00
- Premium Expense Charge**		$800.00
- Monthly Deduction***		$3,797.28
- Mortality & Expense Charge****		$0.00
+ Hypothetical Rate of Return*****	-$	945.10

=		$75,425	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $241.50, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$67.34
2	$67.36
3	$67.37
4	$67.39
5	$67.41
6	$67.43
7	$67.45

Month	COI
8	$67.47
9	$67.49
10	$67.51
11	$67.52
12	$67.54
Total	$809.28

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	(80.97)
2	(80.56)
3	(80.16)
4	(79.76)
5	(79.36)
6	(78.96)
7	(78.56)
8	(78.15)
9	(77.75)
10	(77.36)
11	(76.96)
12	(76.56)
Total	(945.10)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$75,425.42
– Year 5 Surrender Charge	$33,630.00

=	$41,795	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $1,500,000 or 222% x $90,848.76
= $1,500,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$71,206.03
+ Annual Premium*	$20,000.00
- Premium Expense Charge**	$800.00
- Monthly Deduction***	$3,790.08
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$4,232.81

=	$90,849	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $241.50, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$66.85
2	$66.85
3	$66.85
4	$66.84
5	$66.84
6	$66.84
7	$66.84
8	$66.84
9	$66.84
10	$66.83
11	$66.83
12	$66.83
Total	$802.08

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	351.95
2	352.09
3	352.23
4	352.37
5	352.52
6	352.66
7	352.80
8	352.95
9	353.09
10	353.24
11	353.38
12	353.53
Total	$4,232.81
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$90,848.76
– Year 5 Surrender Charge	$33,630.00

=	$57,219	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $1,500,000 or 222% x $108,955.99
= $1,500,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$82,754.54
+ Annual Premium*	$20,000.00
- Premium Expense Charge**	$800.00
- Monthly Deduction***	$3,781.83
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$10,783.29

=	$108,956	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $241.50, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$66.30
2	$66.28
3	$66.25
4	$66.22
5	$66.19
6	$66.17
7	$66.14
8	$66.11
9	$66.08
10	$66.06
11	$66.03
12	$66.00
Total	$793.83

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	871.60
2	876.37
3	881.18
4	886.04
5	890.93
6	895.87
7	900.85
8	905.87
9	910.94
10	916.05
11	921.20
12	926.40
Total	$10,783.29

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$108,955.99
– Year 5 Surrender Charge	$33,630.00

=	$75,326	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $9,633.92
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$7,825.41
+ Annual Premium*		$3,500.00
- Premium Expense Charge**		$140.00
- Monthly Deduction***		$1,362.68
- Mortality & Expense Charge****		$62.83
+ Hypothetical Rate of Return*****	-$	125.98

=		$9,634	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $54.80, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.68
2	$43.69
3	$43.71
4	$43.72
5	$43.73
6	$43.75
7	$43.76
8	$43.78
9	$43.79
10	$43.81
11	$43.82
12	$43.84
Total	$525.08

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	(11.22)
2	(11.09)
3	(10.96)
4	(10.83)
5	(10.69)
6	(10.56)
7	(10.43)
8	(10.30)
9	(10.17)
10	(10.04)
11	(9.91)
12	(9.78)
Total	-$125.98
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$9,633.92
– Year 5 Surrender Charge	$7,976.00

=	$1,658	(rounded to the nearest dollar)

II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $11,734.61
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$9,241.51
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$1,360.33
- Mortality & Expense Charge****	$73.24
+ Hypothetical Rate of Return*****	$566.67

=	$11,735	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $54.80, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.52
2	$43.52
3	$43.53
4	$43.54
5	$43.55
6	$43.56
7	$43.56
8	$43.57
9	$43.58
10	$43.59
11	$43.60
12	$43.61
Total	$522.73

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	48.76
2	48.49
3	48.21
4	47.93
5	47.65
6	47.37
7	47.09
8	46.80
9	46.52
10	46.24
11	45.95
12	45.66
Total	$566.67
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$11,734.61
– Year 5 Surrender Charge	$7,976.00

=	$3,759	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $14,213.46
= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$10,846.52
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$1,357.68
- Mortality & Expense Charge****	$85.25
+ Hypothetical Rate of Return*****	$1,449.87

=	$14,213	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $54.80, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.34
2	$43.34
3	$43.34
4	$43.34
5	$43.34
6	$43.34
7	$43.34
8	$43.34
9	$43.34
10	$43.34
11	$43.34
12	$43.34
Total	$520.08

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	120.80
2	120.80
3	120.81
4	120.81
5	120.82

Month	Interest
6	120.82
7	120.82
8	120.83
9	120.83
10	120.84
11	120.84
12	120.85
Total	$1,449.87
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$14,213.46
- Year 5 Surrender Charge	$7,976.00

=	$6,237	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $1,500,000 or 222% x $60,570.25
= $1,500,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$49,367.13
+ Annual Premium*		$20,000.00
- Premium Expense Charge**		$800.00
- Monthly Deduction***		$6,825.27
- Mortality & Expense Charge****		$389.35
+ Hypothetical Rate of Return*****	-$	782.26

=		$60,570	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $303.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$250.13
2	$250.25
3	$250.36
4	$250.48
5	$250.60
6	$250.72
7	$250.83
8	$250.95
9	$251.06
10	$251.18
11	$251.30
12	$251.41
Total	$3,009.27

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	(68.91)
2	(68.23)
3	(67.55)
4	(66.88)
5	(66.20)
6	(65.52)
7	(64.84)
8	(64.17)
9	(63.50)
10	(62.82)
11	(62.15)
12	(61.48)
Total	-$782.26

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$60,570.25
– Year 5 Surrender Charge	$33,630.00

=	$26,940	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $1,500,000 or 222% x $73,544.17
= $1,500,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$58,085.50
+ Annual Premium*	$20,000.00
- Premium Expense Charge**	$800.00
- Monthly Deduction***	$6,802.82
- Mortality & Expense Charge****	$453.50
+ Hypothetical Rate of Return*****	$3,514.99

=	$73,544	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $303.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$248.60
2	$248.66
3	$248.71
4	$248.77
5	$248.82
6	$248.87
7	$248.93
8	$248.98

Month	COI
9	$249.04
10	$249.09
11	$249.15
12	$249.20
Total	$2,986.82

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	299.56
2	298.37
3	297.17
4	295.97
5	294.76
6	293.55
7	292.33
8	291.11
9	289.89
10	288.66
11	287.43
12	286.19
Total	$3,514.99
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$73,544.17
– Year 5 Surrender Charge	$33,630.00

=	$39,914	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $1,500,000 or 222% x $88,830.02
= $1,500,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$67,951.03
+ Annual Premium*	$20,000.00
- Premium Expense Charge**	$800.00
- Monthly Deduction***	$6,776.97
- Mortality & Expense Charge****	$527.46
+ Hypothetical Rate of Return*****	$8,983.42

=	$88,830	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $303.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$246.88
2	$246.86
3	$246.83
4	$246.81
5	$246.78
6	$246.76
7	$246.74
8	$246.71
9	$246.69
10	$246.66
11	$246.64
12	$246.61
Total	$2,960.97

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	742.14
2	743.28
3	744.44
4	745.61
5	746.78
6	747.96
7	749.16
8	750.36
9	751.58
10	752.80
11	754.03
12	755.28
Total	$8,983.42
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$88,830.02
– Year 5 Surrender Charge	$33,630.00

=	$55,200	(rounded to the nearest dollar)